EXHIBIT 10.4

HQHEALTHQUEST MEDICAL & WELLNESS CENTERS, LTD.

AMENDMENT TO

STEPHEN H. M. SWIFT EMPLOYMENT AGREEMENT

THIS AMENDMENT TO STEPHEN H. M. SWIFT EMPLOYMENT AGREEMENT (this "Amendment") is entered to be effective as of the 30th day of June, 2007, (the "Effective Date") unless otherwise noted, by and between 11(2HEALIIIQUESI MEDICAL & WELLNESS CENTERS, LTD. , an Oklahoma corporation (the "Company"), and Stephen H. M. Swift (the "Employee")

Forvaluable consideration, the Company and the Einployet agree to amend the Employment Agreement entered to be effective on January 1, 2005; (the "Agreement") as follows:

A.
Section 3(B)(i) of the Agreement, under the caption: Compensation fox Employment/Base Salary, is amended to insert the phrase: "$180,000 until the Board determines otherwise" in place of the number "$250,000"; provided, that this amendment shall be effective retroactive to January 1, 2005; and

B.	Section 18 of the Agreement, under the caption: Entire Agreement, is deleted and replaced with the following provision:

"18.
Entire Agreement This Amendment and the Agreement contain the entire agreement between the parties relating to the subject matter hereof and sb3,11 supersede all previous agreements between the parties, whether written °rola], with respect to the subject matter hereof This Agreement, as amended, may not be modified, altered, or amended except by a writing signed by each of the parties hereto "

C.	The Agreement remains otherwise =amended hereby

IN WITNESS WHEREOF, the Company and the Employee have executed this Amendment as of the Effective Date

HQHealthQuest Medical &		EMPLOYEE:
Wellness Centers, Ltd.,

By:	/s/ Curtis Rite	/s/ Stephen H. M. Swift
	Curtis Rite	Stephen H. M. Swift
	Vice-President	5158 Oak Leaf Drive
Tulsa, OK 74131
15 W. 6th Street, Suite 2700
Tulsa, OK 74119

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